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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                          FORM 8-K/A-2

                         Current Report


                          June 12, 2002
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       (Date of Report - Date of Earliest Event Reported)

                            33-02035-A
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                     (Commission File Number)


                   RAM VENTURE HOLDINGS CORP.

         Florida                                      59-2508470
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(State or other jurisdiction of                     (IRS Employer
 incorporation or organization)                   Identification No.)

                   3040 East Commercial Boulevard
                  Fort Lauderdale, Florida  33308
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             (Address of Principal Executive Offices)


                         (954) 772-2297
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                (Registrant's Telephone Number)


                              None
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       (Former Name, Former Address and Former Fiscal Year,
                   if changed since last report)




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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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(a)(1)      Baum & Company, P.A., was the independent accountant previously engaged as the principal accountant by the Registrant to audit its financial statements for the years ended December 31, 2000 and 2001, in connection with the Registrant's Annual Reports on Form 10-K.


(a)(1)(i) The Company and Baum & Company, P.A. were unable to reach mutual agreement for continuation of the engagement for the year ended December 31, 2002. Accordingly, the Registrant dismissed the principal accountant on June 12, 2002.


(a)(1)(ii) The determination was made by the Board of Directors which does not have an audit or similar committee.

(a)(1)(iii) The principal accountant's report on the financial statements for the past two years contained no adverse opinion nor a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles.

(a)(1)(iv) During the Registrant's two most recent fiscal years, and during the subsequent interim period preceding dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

     The Registrant has authorized Baum & Company, P.A. to respond fully to the inquiries of its successor accountant concerning any matter, without limitation of any sort.

     On June 13, 2002, the Company engaged Grassano Accounting, P.A. with offices at 900 North Federal Highway, Suite 160, Boca Raton, Florida 33432 as its independent accountant for the year end 2002 audit and in connection with its Annual Report on Form 10-K for that period.

ITEM 7.     FINANCIAL STATEMENTS & EXHIBITS
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(c)(16)     Letter dated July 3, 2002 from the former accountants filed as Exhibit 16.1

(c)(16)     Letter dated July 5, 2002 from the former accountants filed as
            Exhibit 16.2



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                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RAM VENTURE HOLDINGS, INC.



Dated: July 22, 2002                    BY:  /s/Norman H. Becker
                                           --------------------------------
                                           Norman H. Becker, President


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